Exhibit 10.2

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of February 17, 2012, by and among American Power Corp., a Nevada corporation (the “Company”), and YA Global Master SPV, Ltd. (the “Investor”).

WITNESSETH

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company may issue and sell to the Investor, as provided herein, and the Investor shall purchase a series of secured convertible notes substantially in the form attached hereto as Exhibit A (the “Notes”) in an aggregate principal amount of up to $200,000, which Notes are convertible into the Company’s common stock, par value $0.0001 per share (the “Common Stock” and together with the Notes, the “Securities”);

WHEREAS, capitalized terms used but not defined herein have the meaning given thereto in the Standby Equity Distribution Agreement (“SEDA”), between the Company and the Investor dated the date hereof;

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Investor hereby agree as follows:

1. PURCHASE AND SALE OF NOTES.

(a) Purchase of Notes.  At any time and from time to time after the Company’s initial filing of the Registration Statement and prior to the earlier of the date on which such Registration Statement is declared effective by the SEC and August 13, 2012, subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, the Company may notify the Investor in writing (such writing, a “Purchase Notice”) of its intent to sell a Note to the Investor and the Investor agrees to purchase such Note from the Company within 10 Trading Days of the Investor’s receipt of such Purchase Notice (such 10th Trading Day, the “Closing Date”); provided, however, that (i) the Company may not require the Investor to purchase an individual Note for a principal amount greater than $50,000; (ii) the aggregate principal amount of all Notes purchased pursuant hereto may not exceed $200,000; and (iii) other then with respect to the first Note purchased pursuant hereto, the Closing Date for any Note may not be within 30 days of the Closing Date for the previous Note.

(b) Form of Payment.  Subject to the satisfaction of the terms and conditions of this Agreement, on each Closing Date, (i) the Investor shall deliver to the Company the principal amount of the Note to be issued and sold to the Investor, and (ii) the Company shall deliver to the Investor, the Note duly executed on behalf of the Company.

2. INVESTOR’S REPRESENTATIONS AND WARRANTIES.  The Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof:

(a) SEDA Representations.  As of the date hereof, the representations and warranties set forth in Article III of the SEDA are true and correct as if all references therein to “Agreement” are to this Agreement and all references to the sale of “Shares” or “Common Stock” are references to the Securities being sold pursuant hereto.

(b) Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(c) Transfer or Resale.  The Investor understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) the Investor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(d) Legends.  The Buyer agrees to the imprinting, so long as is required by this section, of a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Common Stock issued upon conversion of the Notes shall not contain any legend (including the legend set forth above), (i) following any sale of such Common Stock pursuant to Rule 144, or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).  The Company agrees that at such time as such legend is no longer required, it will, no later than three Trading Days following the delivery by the Investor to the Company or the Company’s transfer agent of a certificate representing Common Stock issued with a restrictive legend, deliver to the Investor a certificate representing such shares of Common Stock that is free from all restrictive and other legends.  The Investor acknowledges that the Company’s agreement hereunder to remove all such legends from such shares of Common Stock is not an affirmative statement or representation that such shares of Common Stock are freely tradable.  The Investor agrees that the removal of the restrictive legend from certificates representing shares of Common Stock as set forth herein is predicated upon the Company’s reliance that the Investor will sell any Securities pursuant to an exemption from the registration requirements of the Securities Act.

3. CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE.  The obligation of the Investor hereunder to purchase any Note pursuant hereto is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion:

(a) There shall not have been any condition, circumstance, or situation that has resulted in or would reasonably be expected to result in a Material Adverse Effect;

(b) The Common Stock shall be authorized for quotation or trading on the Principal Market, trading in the Common Stock shall not have been suspended for any reason, and all shares of Common Stock issuable upon the conversion of the Notes shall be approved for listing or trading on the Principal Market.

(c) The SEDA is in full force and effect;

(d) The representations and warranties of the Company set forth in Article IV of the SEDA are true and correct as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and as if all references therein to “Agreement” are to this Agreement and all references to the sale of “Shares” or “Common Stock” are references to the Securities being sold pursuant hereto;

(e) The Company shall have executed and delivered the Note to the Investor;

(f) The Investor shall have received an opinion of counsel from counsel to the Company in a form satisfactory to the Investor;

(g) The Company has and continues to use its good faith efforts to have the Registration Statement declared effective by the SEC;

(h) An investor of the Company has pledged to the Investor, pursuant to the form of Pledge Agreement attached hereto as Exhibit B a number of shares of Common Stock equal to 150% of the principal amount of the Note divided by the average of the VWAPs of the Common Stock on the 5 Trading Days prior to the Closing , and

(i) The Company has received all necessary authorizations to sell the Note to the Investor.

4. INDEMNIFICATION.  The parties agree that Article V of the SEDA shall apply to this Agreement.

5. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard in Hudson Count, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

6. NOTICES.  Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) 3 days after being sent by U.S. certified mail, return receipt requested, or (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications, shall be:

If to the Company, to:	American Power Corp.
16 Market Square Centre
1400 16th Street, Suite 400
Denver, CO 80202
Attention: Johannes Petersen
Telephone: (720) 932-8389
Facsimile: (720) 932-8189

With a copy to:	Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Attention: Michelle Shepston
Telephone: (303) 892-7344
Facsimile: (303) 893-1379

If to the Investor(s):	YA Global Master SPV Ltd.
101 Hudson Street –Suite 3700
Jersey City, NJ 07302
Attention: Mark Angelo
Portfolio Manager
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With a Copy to:	David Gonzalez, Esq.
101 Hudson Street – Suite 3700
Jersey City, NJ 07302
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

Each party shall provide 5 days’ prior written notice to the other party of any change in address or facsimile number.

7. MISCELLANEOUS.

(a) Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(b) Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

IN WITNESS WHEREOF, each of the Investor and the Company have caused their respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
AMERICAN POWER CORP.
                                                                                        By:      ______________________________________
                    Name:
                                                                                Title:

INVESTOR:
YA GLOBAL MASTER SPV LTD.

By:           Yorkville Advisors, LLC
Its:           Investment Manager

By:      ______________________________________
Name:
Title:

Exhibit A
Form of Note

Exhibit B

Pledge Agreement